COMMITMENTS	12 Months Ended
Dec. 30, 2017
COMMITMENTS
COMMITMENTS

NOTE 7. COMMITMENTS

        Minimum annual rental commitments on operating leases having initial or remaining non-cancelable lease terms of one year or more are as follows:

Year	(In millions)

2018	$48.2
2019	35.8
2020	26.3
2021	18.2
2022	13.6
2023 and thereafter	47.6

Total minimum lease payments	$189.7

        Rent expense for operating leases from continuing operations was approximately $64 million in 2017 and approximately $58 million in both 2016 and 2015. Operating leases primarily relate to office and warehouse space and equipment for information technology, machinery, and transportation. These leases do not impose significant restrictions or unusual obligations.

        Refer to Note 4, "Debt and Capital Leases," for more information.